Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Luby’s, Inc. (the “Registrant”) on Form 10-Q for the fiscal quarter ended May 8, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. Pappas, President and Chief Executive Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 17, 2013	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer (Principal Executive Officer)

This certification is made solely for purposes of 18 U.S.C. Section 1350, and not for any other purpose.